                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest reported) November 14, 2003


                        Diamond Triumph Auto Glass, Inc.
             (Exact name of registrant as specified in its chapter)


             Delaware                               333-33572                              23-2758853
------------------------------------     ---------------------------------      ---------------------------------
  (State or other jurisdiction of            (Commission File Number)             (IRS Employer Identification
          incorporation)                                                                      No.)





              220 Division Street
            Kingston, Pennsylvania                                               18704
------------------------------------------------             ----------------------------------------------
   (Address of principal executive offices)                                    (Zip Code)

Registrant's telephone number, including area code (570) 287 9915


             -------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (C)      EXHIBITS.

                  99.5 Press release of Diamond Triumph Auto Glass, Inc. (the "Diamond") dated November 14, 2003.

ITEM 12.          RESULT OF OPERATIONS AND FINANCIAL CONDITION

         On November 14, 2003, Diamond issued a press release announcing its financial results for the quarter ended September 30, 2003. A copy of Diamond's press release is attached as Exhibit 99.5 to this Current Report.

         The information in this Current Report, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DIAMOND TRIUMPH AUTO GLASS, INC.
                                       (Registrant)



                                           /s/ Michael A. Sumsky
                                       -----------------------------------------
                                       (Signature)

                                           Michael A. Sumsky
                                       -----------------------------------------
                                       (Name)

                                          President - Chief Financial Officer
                                       -----------------------------------------
                                       (Title)



Date   November 14, 2003
    ---------------------------------